UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010 (February 10, 2010)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio		43215-3976
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

This Current Report on Form 8-K relates to three agreements between or among certain subsidiaries of State Auto Financial Corporation (“State Auto Financial”), State Automobile Mutual Insurance Company (“State Auto Mutual”), and certain subsidiaries and affiliates of State Auto Mutual. State Auto Mutual owns approximately 64% of the outstanding common shares of State Auto Financial.

These agreements referred to below as the 2010 Pooling Agreement and the Rockhill Management Agreement were each subject to prior regulatory review and approval from various state insurance departments before they could become effective. On February 9, 2010, final regulatory approvals were received from all applicable state insurance departments with respect to the 2010 Pooling Agreement, and on February 8, 2010, final regulatory approvals were received from all applicable state insurance departments with respect to the Rockhill Management Agreement.

2010 Pooling Agreement

Since 1987, State Auto Mutual and State Auto Property & Casualty Insurance Company (“State Auto P&C”) have participated in an intercompany pooling arrangement which has been amended from time to time, including amendments to add participants to the pooling arrangement and to adjust pooling percentages.

On February 10, 2010, the Pooled Companies, as defined below, entered into the Reinsurance Pooling Agreement, Amended and Restated effective as of January 1, 2010 (the “2010 Pooling Agreement”). The 2010 Pooling Agreement amended the reinsurance pooling agreement in effect as of December 31, 2009.

The 2010 Pooling Agreement is among State Auto Mutual, State Auto P&C, Milbank Insurance Company (“Milbank”), State Auto Insurance Company of Wisconsin (“SA WI”), Farmers Casualty Insurance Company (“Farmers Casualty”), State Auto Insurance Company of Ohio (“SA OH”), State Auto National Insurance Company (“SAN”), State Auto Florida Insurance Company (“SA FL”), Meridian Security Insurance Company (“Meridian Security”), Meridian Citizens Mutual Insurance Company (“Meridian Citizens Mutual”), Patrons Mutual Insurance Company of Connecticut (“Patrons”), Litchfield Mutual Fire Insurance Company (“Litchfield”), and Beacon National Insurance Company (“Beacon”). State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Patrons, Litchfield and Beacon are collectively referred to as the “Pooled Companies.” State Auto P&C, Milbank, Farmers Casualty, SA OH and SAN are wholly owned subsidiaries of State Auto Financial. SA WI, SA FL, Meridian Security and Beacon are wholly owned subsidiaries of State Auto Mutual. Meridian Citizens Mutual, Patrons and Litchfield are affiliated with State Auto Mutual through affiliation agreements.

The 2010 Pooling Agreement made the following changes to the intercompany pooling arrangements in effect as of December 31, 2009:

•	SAN was added as a participant to the pooling arrangement with a participation percent of 0.0%; and

•	Voluntary assumed reinsurance from third parties unaffiliated with the Pooled Companies that was assumed on or after January 1, 2009, was added to the pooling arrangement.

Under the terms of the 2010 Pooling Arrangement, the Pooled Companies cede all of their direct insurance business to State Auto Mutual. All of State Auto Mutual’s current property and casualty insurance business is also included in the pooled business. State Auto Mutual then cedes a percentage of the pooled business to the other Pooled Companies and retains the balance. The allocated pooling percentages of the Pooled Companies as of January 1, 2010, were as follows: State Auto P&C – 59.0%; Milbank – 17.0%; Farmers Casualty – 3.0%; SA OH – 1.0%; SAN – 0.0%; State Auto Mutual – 19.0%; SA WI – 0.0%; SA FL – 0.0%; Meridian Security – 0.0%; Meridian Citizens Mutual – 0.5%; Beacon – 0.0%; Patrons – 0.4%; and Litchfield – 0.1%.

In the event that one of the Pooled Companies becomes insolvent or is otherwise subject to liquidation or receivership proceedings, State Auto Mutual will adjust its net retained portion of the combined Net Liabilities (as defined in the 2010 Pooling Agreement) of the Pooled Companies and the remaining Pooled Companies will adjust their assumed portions of the combined Net Liabilities of the Pooled Companies, each on a pro rata basis, so as to collectively absorb or assume in full the net retained portion of the combined Pooled Companies’ Net Liabilities of State Auto Mutual which would otherwise be the responsibility of such impaired company. In the event that State Auto Mutual becomes insolvent or is otherwise subject to liquidation or receivership proceedings, the remaining Pooled Companies will adjust their assumed portions, each on a pro rata basis, so as to collectively absorb or assume in full the net retained portion of the combined Pooled Companies’ Net Liabilities of State Auto Mutual which they had not previously assumed and which would otherwise be the responsibility of State Auto Mutual.

The 2010 Pooling Agreement remains in effect until canceled by the giving of 12 months advance notice by one of the parties to the other parties and to the respective domiciliary insurance department of each of the parties. Upon termination, all Net Liabilities of the terminated Pooled Company incurred under or in connection with all contracts or policies of insurance issued by the terminated Pooled Company prior to 12:01 a.m. EST on the date of termination remain subject to all terms and provisions of the 2010 Pooling Agreement; provided, however, if the terminated Pooled Company is not affiliated with State Auto Mutual on the date of termination, then the 2010 Pooling Agreement automatically and immediately terminates as to the terminated Pooled Company, all unpaid Net Liabilities of the terminated Pooled Company as of the date of termination are retroceded to the terminated Pooled Company.

A copy of the 2010 Pooling Agreement is attached as an exhibit to this Current Report on Form 8-K.

Commutation Agreement

On February 10, 2010, SAN and State Auto Mutual entered into a Commutation and Release Agreement, effective as of January 1, 2010 (the “SAN/SAM Commutation Agreement”). The parties entered into the SAN/SAM Commutation Agreement in connection with SAN being added as a participant to the pooling arrangement in accordance with the 2010 Pooling Agreement.

The SAN/SAM Commutation Agreement relates to a Reinsurance Agreement between SAN and State Auto Mutual dated as of January 1, 1999 (the “SAN/SAM Reinsurance Agreement”). Under the SAN/SAM Reinsurance Agreement, State Auto Mutual, as reinsurer, indemnified SAN for losses covered under the SAN/SAM Reinsurance Agreement, and State Auto Mutual received premium payments from SAN for this reinsurance coverage. The SAN/SAM Reinsurance Agreement was mutually terminated by State Auto Mutual and SAN as of July 1, 2005.

Under the SAN/SAM Commutation Agreement, State Auto Mutual has made a commutation payment in the amount of $133,636.00 to SAN, and SAN has accepted this commutation payment as full and final settlement of all amounts due from State Auto Mutual under the Reinsurance Agreement. State Auto Mutual and SAN have also mutually released each other from all liabilities under the Reinsurance Agreement.

A copy of the SAN/SAM Commutation Agreement is attached as an exhibit to this Current Report on Form 8-K.

Rockhill Management Agreement

Through management and cost sharing agreements, State Auto P&C provides employees to State Auto Financial and State Auto Mutual and their various subsidiaries and affiliates for the operation of their businesses, and State Auto Mutual provides certain operating facilities, data processing equipment, office supplies and equipment, furniture and fixtures, automobiles and other items of tangible personal property to these State Auto companies for the operation of their businesses. The Rockhill Management Agreement, described below, is one of these management and cost sharing agreements.

On February 10, 2010, State Auto P&C, State Auto Mutual and the Rockhill Companies entered into a Management and Operations Agreement, effective as of January 1, 2010 (the “Rockhill Management Agreement”). The Rockhill Companies consist of Rockhill Holding Company, Rockhill Insurance Company, Plaza Insurance Company, American Compensation Insurance Company, Bloomington Compensation Insurance Company, National Environmental Coverage Corporation of the South, LLC, National Environmental Coverage Corporation, RTW, Inc., Rockhill Insurance Services, LLC, Rockhill Underwriting Management, LLC and Risk Evaluation and Design, LLC.

Under the Rockhill Management Agreement, State Auto P&C employees provide executive, managerial, supervisory, administrative, technical, clerical and professional services to the Rockhill Companies as necessary or desirable for the operation and administration of their businesses and as a supplement to the services performed by the Rockhill Companies’ own employees. State Auto Mutual acts as the common paymaster for the State Auto P&C employees providing services to the Rockhill Companies. As common paymaster, State Auto Mutual is responsible for filing information and tax returns and issuing tax and other payroll forms and reports with respect to wages paid to the State Auto P&C employees providing services to the Rockhill Companies. In addition, in certain circumstances, employees of the Rockhill Companies may provide services to State Auto P&C and State Auto Mutual.

State Auto Mutual also provides the Rockhill Companies with data processing equipment, office supplies and equipment, furniture and fixtures, automobiles and other items of tangible personal property as the Rockhill Companies may require for the operation of their businesses, recognizing that the Rockhill Companies have certain facilities and equipment of their own.

The Rockhill Companies reimburse State Auto P&C for salary expenses attributable to the State Auto P&C employees performing services for the Rockhill Companies based on an allocation of the time these individuals spend on behalf of the Rockhill Companies. In addition, the Rockhill Companies reimburse State Auto P&C for the expense of services provided to them by State Auto P&C, including without limitation, payroll taxes, benefits, overhead, and rent, based on a percentage of the aforesaid salary expenses, determined annually by State Auto P&C in an amount that reasonably reflects the actual costs of the aforesaid items. The Rockhill Companies’ share of pension and benefit expenses under the State Auto benefit plans provided for the State Auto P&C employees are allocated to the Rockhill Companies based on the percentage of State Auto P&C payroll expenses attributable to the Rockhill Companies.

Likewise, State Auto P&C and State Auto Mutual reimburse the Rockhill Companies for all costs and expenses incurred by the Rockhill Companies for the services provided to each of them based on an allocation of the time these individuals spend on behalf of each of State Auto P&C and State Auto Mutual. In addition, State Auto P&C and State Auto Mutual reimburse the Rockhill Companies for the expense of services provided to each of them by the Rockhill Companies, including without limitation, payroll taxes, pension and employee benefits, overhead, and rent, based on a percentage of the aforesaid salary expenses, determined annually by the Rockhill Companies in an amount that reasonably reflects the actual costs of the aforesaid items.

The Rockhill Management Agreement is for a ten-year term ending on December 31, 2019, and automatically renews for successive ten-year periods upon the same terms and conditions. Prior to the end of the initial term or any renewal term, any party may terminate the Rockhill Management Agreement as to such party by giving the other parties at least 60 days advance written notice of such termination. Such termination only relates to the company giving notice and does not terminate the agreement with respect to any of the other parties unless they also give at least 60 days advance written notice of termination. The agreement automatically terminates with respect to a party if that party files a voluntary petition in bankruptcy or takes similar action in any bankruptcy, liquidation, dissolution or reorganization proceeding.

A copy of the Rockhill Management Agreement is attached as an exhibit to this Current Report on Form 8-K.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.1	Reinsurance Pooling Agreement, Amended and Restated effective as of January 1, 2010, entered into as of February 10, 2010, by and among State Automobile Mutual Insurance Company, State Auto Property & Casualty Insurance Company, Milbank Insurance Company, State Auto Insurance Company of Wisconsin, Farmers Casualty Insurance Company, State Auto Insurance Company of Ohio, State Auto National Insurance Company, State Auto Florida Insurance Company, Meridian Security Insurance Company, Meridian Citizens Mutual Insurance Company, Patrons Mutual Insurance Company of Connecticut, Litchfield Mutual Fire Insurance Company, and Beacon National Insurance Company

10.2	Commutation and Release Agreement, effective as of January 1, 2010, entered into as of February 10, 2010, between State Automobile Mutual Insurance Company and State Auto National Insurance Company

10.3	Management and Operations Agreement, effective as of January 1, 2010, entered into as of February 10, 2010, by and among State Auto Property & Casualty Insurance Company, State Automobile Mutual Insurance Company, Rockhill Insurance Company, Plaza Insurance Company, American Compensation Insurance Company, Bloomington Compensation Insurance Company, Rockhill Holding Company, National Environmental Coverage Corporation of the South, LLC, National Environmental Coverage Corporation, RTW, Inc., Rockhill Insurance Services, LLC, Rockhill Underwriting Management, LLC and Risk Evaluation and Design, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: February 16, 2010	By	/s/ James A. Yano
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Reinsurance Pooling Agreement, Amended and Restated effective as of January 1, 2010, entered into as of February 10, 2010, by and among State Automobile Mutual Insurance Company, State Auto Property & Casualty Insurance Company, Milbank Insurance Company, State Auto Insurance Company of Wisconsin, Farmers Casualty Insurance Company, State Auto Insurance Company of Ohio, State Auto National Insurance Company, State Auto Florida Insurance Company, Meridian Security Insurance Company, Meridian Citizens Mutual Insurance Company, Patrons Mutual Insurance Company of Connecticut, Litchfield Mutual Fire Insurance Company, and Beacon National Insurance Company

10.2	Commutation and Release Agreement, effective as of January 1, 2010, entered into as of February 10, 2010, between State Automobile Mutual Insurance Company and State Auto National Insurance Company

10.3	Management and Operations Agreement, effective as of January 1, 2010, entered into as of February 10, 2010, by and among State Auto Property & Casualty Insurance Company, State Automobile Mutual Insurance Company, Rockhill Insurance Company, Plaza Insurance Company, American Compensation Insurance Company, Bloomington Compensation Insurance Company, Rockhill Holding Company, National Environmental Coverage Corporation of the South, LLC, National Environmental Coverage Corporation, RTW, Inc., Rockhill Insurance Services, LLC, Rockhill Underwriting Management, LLC and Risk Evaluation and Design, LLC